                                                                    Exhibit 3.16

         Office of the Secretary of State
         Corporations Section
         P.O. Box 13697
         Austin, Texas 78711-3697

--------------------------------------------------------------------------------

                       CERTIFICATE OF LIMITED PARTNERSHIP

1.       The name of the limited partnership is    PCA National of Texas L.P.
                                               ---------------------------------

         _______________________________________________________________________

2. The street address of its proposed registered office in Texas is (a P.O. Box is not sufficient)

                         800 Brazos, Austin, Texas 78701
         -----------------------------------------------------------------------

         _______________________________________________________________________

         and the name of its proposed registered agent in Texas at such address is Corporation Service Company d/b/a CSC-Lawyers Incorporating Service
            --------------------------------------------------------------------
         Company
         -----------------------------------------------------------------------

         _______________________________________________________________________

3. The address of the principal office in the United States where records of the partnership are to be kept or made available is_________________

           815 Matthews Mint Hill Road, Matthews, North Carolina 28105
         -----------------------------------------------------------------------

4. The name, the mailing address, and the street address of the business or residence of each general partner is as follows:


          NAME               MAILING ADDRESS                 STREET ADDRESS
                        (include city, state, zip      (include city, state, zip
                                code)                            code)

PCA National, Inc.     815 Matthews Mint Hill Road   815 Matthews Mint Hill Road
---------------------  ----------------------------  ---------------------------
                       Matthews, North Carolina      Matthews, North Carolina
                       28105                         28105
_____________________  ____________________________  ___________________________

_____________________  ____________________________  ___________________________


Dated Signed:  4/25/00                      GENERAL PARTNER:
               ----------------               PCA National, Inc.
                                              a North Carolina corporation



                                            By:    /s/ James Robert Wren, Jr.
                                               ---------------------------------
                                               Name:  James Robert Wren, Jr.
                                               Title: Authorized Officer